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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20540
                                ----------------

                                 POST-EFFECTIVE
                                 AMENDMENT NO. 1
                                   TO FORM S-4
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                                ----------------

                           FIRST SECURITY CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


         DELAWARE                      6712                   87-6118148
      (STATE OR OTHER           (PRIMARY STANDARD            (IRS EMPLOYER
      JURISDICTION OF               INDUSTRIAL          IDENTIFICATION NUMBER)
     INCORPORATION OR          CLASSIFICATION CODE
       ORGANIZATION)                 NUMBER)


                                  BRAD D. HARDY
              EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL OFFICER
                           FIRST SECURITY CORPORATION
                                  79 SOUTH MAIN
                           SALT LAKE CITY, UTAH 84111
                                 (801) 246-5976
    (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                       OF REGISTRANT'S PRINCIPAL OFFICES)
                                ----------------

                                   COPIES TO:

      CRAIG M. WASSERMAN, ESQ.             STANLEY F. FARRAR, ESQ.
   WACHTELL, LIPTON, ROSEN & KATZ            SULLIVAN & CROMWELL
        51 WEST 52ND STREET            1888 AVENUE OF THE STARS, 21ST FLOOR
         NEW YORK, NY 10019               LOS ANGELES, CALIFORNIA 90067
           (212) 403-1000                     (310) 712-6600

                                ----------------

      APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after the effective date of this Registration Statement, but not earlier than the date of the meeting of the shareholders of Zions
Bancorporation, a Utah Corporation ("Zions"), referred to herein.

      If the securities being registered on this form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box. |_|

      If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. |_|

      If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. |_|

                                ----------------

      THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

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


                                EXPLANATORY NOTE

      This Post-Effective Amendment No. 1 to the Registration Statement on Form S-4 (Registration No. 333-91401) includes supplemental information which was mailed to the stockholders of the Registrant on or about March 15, 2000.

                           FIRST SECURITY CORPORATION


                            SUPPLEMENTAL INFORMATION
                          FOR PROXY STATEMENT/PROSPECTUS

                              DATED MARCH 20, 2000

      The Registrant has supplemented the information contained in the proxy statement/prospectus dated February 17, 2000 (the "Proxy Statement/Prospectus") provided to its stockholders in connection with the special meeting of stockholders of the Registrant to be held March 22, 2000 (all capitalized terms not defined herein having the meanings set forth in the Proxy Statement/ Prospectus). On March 15, 2000, the Registrant filed a Supplement to Proxy Statement/Prospectus which was mailed to its stockholders on or about such date. A copy is attached hereto as Exhibit 99.1. The Proxy Statement/Prospectus also constitutes a prospectus for the shares of the Registrant's Common Stock to be received by the Zions shareholders upon consummation of the Merger. Zions has separately mailed a proxy supplement to its shareholders, dated March 15, 2000, which was filed on a Schedule 14A on such date. Separately, on March 16, 2000, First Security filed its annual report on Form 10-K which has been incorporated by reference into the Proxy Statement/Prospectus.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Post-Effective Amendment No. 1 to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Salt Lake City, State of Utah, on March 20, 2000.

                                    FIRST SECURITY CORPORATION


                                    By:  /s/ Brad D. Hardy
                                        ----------------------------------
                                        Brad D. Hardy
                                        Executive Vice President, General
                                        Counsel and Chief Financial Officer


                               POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Morgan J. Evans and Brad D. Hardy, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them, or their or his substitutes, may lawfully do or cause to be done by virtue thereof.

      PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS POST-EFFECTIVE AMENDMENT NO. 1 TO REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES INDICATED:

SIGNATURE                          CAPACITY                            DATE
---------                          --------                            ----

           *                 Chairman and Chief Executive         March 20, 2000
-------------------------    Officer (Principal Executive
   Spencer F. Eccles         Officer)


           *                 President and Chief Operating        March 20, 2000
-------------------------    Officer, Director
   Morgan J. Evans


/s/ Brady D. Hardy           Executive Vice President             March 20, 2000
-------------------------    Corporate Services General
   Brad D. Hardy             Counsel, Chief Financial Officer
                             and Secretary (Principal Financial
                             and Accounting Officer)


           *                  Director                            March 20, 2000
-------------------------
   James C. Beardall


           *                  Director                            March 20, 2000
-------------------------
   Rodney H. Brady

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SIGNATURE                          CAPACITY                            DATE
---------                          --------                            ----

           *                  Director                            March 20, 2000
-------------------------
   James E. Bruce


           *                  Director                            March 20, 2000
-------------------------
   Thomas D. Dee, II


           *                  Director                            March 20, 2000
-------------------------
   Dr. David P. Gardner


           *                  Director                            March 20, 2000
-------------------------
   Robert H. Garff


           *                  Director                            March 20, 2000
-------------------------
   Jay Dee Harris


           *                  Director                            March 20, 2000
-------------------------
   Robert T. Heiner


           *                  Director                            March 20, 2000
-------------------------
   Karen H. Huntsman


           *                  Director                            March 20, 2000
-------------------------
   G. Frank Joklik


           *                  Director                            March 20, 2000
-------------------------
   B.Z. Kastler


           *                  Director                            March 20, 2000
-------------------------
   Dr. J. Bernard Machen


           *                  Director                            March 20, 2000
-------------------------
   Joseph G. Maloof

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SIGNATURE                          CAPACITY                            DATE
---------                          --------                            ----

           *                  Director                            March 20, 2000
-------------------------
Michele Papen-Daniel, Ph.D.


           *                  Director                            March 20, 2000
-------------------------
   Scott S. Parker


           *                  Director                            March 20, 2000
-------------------------
   James L. Sorenson


           *                  Director                            March 20, 2000
-------------------------
   Harold J. Steele


           *                  Director                            March 20, 2000
-------------------------
   James R. Wilson


By:  /s/ Brad D. Hardy
-------------------------
     Brad D. Hardy
     as Attorney-In-Fact

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ITEM 21.  EXHIBITS AND FINANCIAL STATEMENT SCHEDULES


(a) The following exhibits are filed as part of this Post-Effective Amendment No.1 to the Registration Statement or incorporated by reference herein:


23.1  Consent of Deloitte & Touche LLP (filed herewith)


23.2  Consent of J.P. Morgan Securities Inc. (filed herewith)


99.1 Supplement to Proxy Statement/Prospectus, dated March 14, 2000 (filed herewith)